UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 04173

John Hancock Investors Trust

(Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116 (Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

200 Berkeley Street

Boston, Massachusetts 02116

(Name and address of agent for service) Registrant's telephone number, including area code: 617-543-9634

Date of fiscal year end:	October 31
Date of reporting period:	October 31, 2021

ITEM 1. REPORT TO STOCKHOLDERS

Annual report
John Hancock
Investors Trust
Closed-end fixed income
Ticker: JHI
October 31, 2021

A message to shareholders
Dear shareholders,
The bond markets generated unimpressive returns for the 12 months ended October 31, 2021, reflecting investors’ growing anticipation that rising inflation would compel the U.S. Federal Reserve to begin tapering its quantitative easing policy and start raising interest rates. In a continuation of a longstanding trend, the credit-oriented segments of the market outperformed those with the highest interest-rate sensitivity.
As new variants of COVID-19 emerge, the markets could get increasingly volatile and economic disruptions may occur. In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Investors Trust

2	Your fund at a glance
5	Manager’s discussion of fund performance
7	A look at performance
9	Fund’s investments
23	Financial statements
27	Financial highlights
28	Notes to financial statements
38	Report of independent registered public accounting firm
39	Tax information
40	Investment objective, principal investment strategies, and principal risks
44	Additional information
47	Evaluation of advisory and subadvisory agreements by the Board of Trustees
53	Trustees and Officers
57	More information
ANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks to generate income for distribution to its shareholders, with capital appreciation as a secondary objective.
AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/2021 (%)

The Bloomberg Government/Credit Bond Index, formerly known as Bloomberg Barclays Government/Credit Index, tracks the performance of U.S. government bonds, U.S. corporate bonds, and Yankee bonds.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The performance data contained within this material represents past performance, which does not guarantee future results.
Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund’s performance at net asset value (NAV) is different from the fund’s performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may increase when shares are purchased at a premium to NAV or sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund’s most recent performance can be found at jhinvestments.com or by calling 800-852-0218.
2	JOHN HANCOCK INVESTORS TRUST | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

U.S. bond yields rose amid economic optimism
A nascent economic recovery from the COVID-19 pandemic pushed U.S. bond yields higher, putting downward pressure on bond prices.
Sector performance was mixed
U.S. Treasury bonds fell the most in response to rising bond yields, while investment-grade and high-yield corporate bonds advanced, benefiting from the economic rebound.
The fund outperformed its comparative index
The fund posted a strong gain and outpaced the Bloomberg U.S. Government/Credit Bond Index, due in large part to a substantial position in high-yield corporate bonds.
PORTFOLIO COMPOSITION AS OF 10/31/2021 (% of total investments)

QUALITY COMPOSITION AS OF 10/31/2021 (% of total investments)

ANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	3

Ratings are from Moody’s Investors Service, Inc. If not available, we have used Standard & Poor’s Ratings Services. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 10-31-21 and do not reflect subsequent downgrades or upgrades, if any.
4	JOHN HANCOCK INVESTORS TRUST | ANNUAL REPORT

Manager’s discussion of fund performance
How did the U.S. bond market perform during the 12 months ended October 31, 2021?
U.S. bonds posted mixed results for the period and declined slightly overall. The U.S. economy began an uneven but robust recovery during the period, supported by continued fiscal and monetary stimulus. The economy also benefited from the broad COVID-19 vaccine rollout, which led to the gradual removal of social distancing restrictions around the country. At the same time, supply shortages in many industries, caused by production bottlenecks and transportation disruptions, drove prices higher for both producers and consumers. As a result, the year-over-year inflation rate reached a 13-year high by the end of the period.
The economic recovery and rising inflation numbers pushed bond yields higher across the board. The overall rise in bond yields put downward pressure on U.S. Treasury bonds, reflecting their greater interest-rate sensitivity. However, improving economic expectations provided a lift to corporate bonds, with the high-yield segment posting double-digit returns.
How did the fund perform?
The fund posted a strong return, on both a net asset value and market price basis, and outpaced the performance of its comparative index. The key factor behind this outperformance was a substantial position in high-yield corporate bonds, which comprised more than 60% of the portfolio on average during the period but are not represented in the index. Small out-of-index positions in convertible bonds and
COUNTRY COMPOSITION AS OF 10/31/2021 (% of total investments)
United States	74.4
Mexico	3.8
Canada	3.2
United Kingdom	2.9
Japan	2.7
France	2.6
Luxembourg	2.5
Ireland	1.2
Other countries	6.7
TOTAL	100.0
ANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	5

bank loans also added value. The significant performance contribution of these key sector weightings was amplified by leverage, which the fund uses to increase its overall fixed-income market exposure.
The fund’s duration positioning also contributed favorably to performance. The fund’s duration (a measure of interest-rate sensitivity) was shorter than that of the comparative index, which helped limit the negative impact of rising bond yields on the fund’s return. However, the fund’s yield curve positioning detracted modestly from performance, most notably an emphasis on intermediate-term bonds as yields rose the most in the intermediate maturity sector.
How was the portfolio positioned at the end of the reporting period?
We continue to favor both high-yield and investment-grade corporate bonds, which make up the vast majority of the fund’s assets. Although we believe corporate credit should continue to benefit from economic tailwinds and strong investor demand for yield, valuations in the sector have reached historically high levels. However, we believe this is appropriate in an environment of improving corporate balance sheets, credit-rating upgrades, and declining default rates. Within the high-yield segment, we’re seeing the most value in bonds issued by financial and capital goods companies.
MANAGED BY

Jeffrey N. Given, CFA
John F. Addeo, CFA
Dennis F. McCafferty, CFA
The views expressed in this report are exclusively those of Jeffrey N. Given, CFA, John F. Addeo, CFA, and Dennis F. McCafferty, CFA, Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
6	JOHN HANCOCK INVESTORS TRUST | ANNUAL REPORT

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2021

Average annual total returns (%)				Cumulative total returns (%)
	1-Year	5-Year	10-Year	5-year	10-Year
At Net asset value	17.65	8.67	8.21	51.54	120.07
At Market price	30.05	10.39	6.82	63.95	93.44
Bloomberg Government/Credit Index	-0.48	3.45	3.23	18.47	37.40
Performance figures assume all distributions have been reinvested.
The returns reflect past results and should not be considered indicative of future performance. Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund’s performance at net asset value (NAV) is different from the fund’s performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may be augmented when shares are purchased at a premium to NAV or sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund’s most recent performance can be found at jhinvestments.com or by calling 800-852-0218.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
ANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	7

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Investors Trust for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Bloomberg Government/Credit Index.
The Bloomberg Government/Credit Bond Index, formerly known as Bloomberg Barclays Government/Credit Index, tracks the performance of U.S. government bonds, U.S. corporate bonds, and Yankee bonds.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The returns reflect past results and should not be considered indicative of future performance.
8	JOHN HANCOCK INVESTORS TRUST | ANNUAL REPORT

Fund’s investments
AS OF 10-31-21
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 1.7% (1.1% of Total investments)				$2,728,182
(Cost $2,605,602)
U.S. Government Agency 1.7%				2,728,182
Federal National Mortgage Association
30 Yr Pass Thru	4.000	12-01-40	940,564	1,030,844
30 Yr Pass Thru	4.000	09-01-41	732,801	803,911
30 Yr Pass Thru	4.000	10-01-41	424,756	466,115
30 Yr Pass Thru	4.000	01-01-42	232,197	254,712

30 Yr Pass Thru	6.500	01-01-39	144,322	172,600
Foreign government obligations 0.3% (0.2% of Total investments)				$516,225
(Cost $559,177)
Argentina 0.3%				516,225

Republic of Argentina Bond (2.500% to 7-9-22, then 3.500% to 7-9-29, then 4.875% thereafter)	2.500	07-09-41	1,500,000	516,225

Corporate bonds 137.7% (90.8% of Total investments)				$223,663,300
(Cost $213,005,441)
Communication services 28.3%				45,888,822
Diversified telecommunication services 6.2%
Connect Finco SARL (A)	6.750	10-01-26	1,110,000	1,151,625
Iliad Holding SAS (A)	6.500	10-15-26	905,000	932,530
Level 3 Financing, Inc. (A)	4.625	09-15-27	1,245,000	1,276,125
Radiate Holdco LLC (A)(B)(C)	6.500	09-15-28	2,055,000	2,055,000
Telecom Argentina SA (A)	8.000	07-18-26	350,000	325,504
Telecom Italia Capital SA	6.000	09-30-34	1,560,000	1,735,500
Total Play Telecomunicaciones SA de CV (A)	7.500	11-12-25	1,500,000	1,559,640
Zayo Group Holdings, Inc. (A)	6.125	03-01-28	1,025,000	1,000,436
Entertainment 1.9%
AMC Entertainment Holdings, Inc. (10.000% Cash or 12.000% PIK) (A)	12.000	06-15-26	1,090,000	1,084,550
Cinemark USA, Inc. (A)	8.750	05-01-25	950,000	1,016,500
Lions Gate Capital Holdings LLC (A)	5.500	04-15-29	955,000	976,488
Interactive media and services 1.0%
ANGI Group LLC (A)	3.875	08-15-28	280,000	273,700
Cars.com, Inc. (A)	6.375	11-01-28	750,000	784,950
Match Group Holdings II LLC (A)	5.625	02-15-29	500,000	535,000
Media 11.3%
Altice Financing SA (A)	5.000	01-15-28	510,000	491,446
Altice Financing SA (A)(B)(C)	5.750	08-15-29	400,000	393,500
Altice France Holding SA (A)(B)(C)	6.000	02-15-28	710,000	674,500
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	9

	Rate (%)	Maturity date		Par value^	Value
Communication services (continued)
Media (continued)
Altice France SA (A)(C)	5.500	10-15-29		1,250,000	$1,225,275
Cable One, Inc. (A)(B)(C)	4.000	11-15-30		456,000	447,915
CCO Holdings LLC (A)	4.250	01-15-34		860,000	834,037
CCO Holdings LLC (A)(B)(C)	5.125	05-01-27		645,000	668,381
Clear Channel Outdoor Holdings, Inc. (A)	7.500	06-01-29		640,000	654,640
Clear Channel Outdoor Holdings, Inc. (A)	7.750	04-15-28		474,000	490,806
Comcast Corp. (B)(C)	3.300	04-01-27		820,000	884,861
CSC Holdings LLC (A)(B)(C)	5.500	04-15-27		1,175,000	1,213,188
Gannett Holdings LLC (A)	6.000	11-01-26		830,000	828,133
Grupo Televisa SAB (B)(C)	4.625	01-30-26		725,000	790,569
Grupo Televisa SAB	8.490	05-11-37	MXN	26,200,000	1,154,872
iHeartCommunications, Inc.	8.375	05-01-27		1,200,000	1,278,000
LCPR Senior Secured Financing DAC (A)	6.750	10-15-27		1,050,000	1,102,500
Midas OpCo Holdings LLC (A)	5.625	08-15-29		1,500,000	1,527,975
National CineMedia LLC	5.750	08-15-26		400,000	321,000
Sirius XM Radio, Inc. (A)(C)	3.875	09-01-31		860,000	826,142
Townsquare Media, Inc. (A)(C)	6.875	02-01-26		470,000	491,150
ViacomCBS, Inc. (C)	5.850	09-01-43		1,125,000	1,530,978
WMG Acquisition Corp. (A)(C)	3.000	02-15-31		560,000	544,852
Wireless telecommunication services 7.9%
America Movil SAB de CV	6.450	12-05-22	MXN	10,370,000	500,468
SoftBank Group Corp.	5.125	09-19-27		1,000,000	1,017,346
SoftBank Group Corp. (6.875% to 7-19-27, then 5 Year ICE Swap Rate + 4.854%) (D)	6.875	07-19-27		4,573,000	4,650,864
Sprint Corp. (C)	7.125	06-15-24		1,750,000	1,977,500
Sprint Corp. (C)	7.875	09-15-23		1,000,000	1,108,750
T-Mobile USA, Inc. (C)	3.375	04-15-29		1,000,000	1,027,500
Turkcell Iletisim Hizmetleri AS	5.750	10-15-25		755,000	787,975
U.S. Cellular Corp.	6.700	12-15-33		1,395,000	1,736,151
Consumer discretionary 20.0%					32,427,476
Auto components 0.8%
The Goodyear Tire & Rubber Company (A)	5.000	07-15-29		550,000	580,250
The Goodyear Tire & Rubber Company (B)(C)	5.250	04-30-31		650,000	695,500
Automobiles 5.6%
Ford Motor Company	4.750	01-15-43		683,000	746,014
General Motors Company (C)	5.400	10-02-23		1,150,000	1,244,326
General Motors Company (C)	6.750	04-01-46		1,500,000	2,176,743
General Motors Company (C)	6.800	10-01-27		1,434,000	1,767,645
10	JOHN HANCOCK INVESTORS TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Automobiles (continued)
General Motors Financial Company, Inc. (5.700% to 9-30-30, then 5 Year CMT + 4.997%) (B)(C)(D)	5.700	09-30-30	1,000,000	$1,152,500
Nissan Motor Company, Ltd. (A)	4.345	09-17-27	1,000,000	1,084,641
Thor Industries, Inc. (A)(C)	4.000	10-15-29	850,000	841,755
Diversified consumer services 1.8%
Garda World Security Corp. (A)	4.625	02-15-27	750,000	744,375
Sotheby’s (A)(B)(C)	7.375	10-15-27	780,000	821,925
Stena International SA (A)(C)	6.125	02-01-25	800,000	820,000
StoneMor, Inc. (A)	8.500	05-15-29	530,000	547,490
Hotels, restaurants and leisure 8.9%
Affinity Gaming (A)(C)	6.875	12-15-27	1,000,000	1,036,700
Caesars Entertainment, Inc. (A)	4.625	10-15-29	710,000	713,408
Caesars Resort Collection LLC (A)	5.750	07-01-25	280,000	294,210
Carnival Corp. (A)	6.000	05-01-29	673,000	672,579
CEC Entertainment LLC (A)	6.750	05-01-26	830,000	829,485
Dave & Buster’s, Inc. (A)	7.625	11-01-25	360,000	386,590
Everi Holdings, Inc. (A)	5.000	07-15-29	180,000	184,275
Expedia Group, Inc. (C)	4.625	08-01-27	815,000	912,487
Expedia Group, Inc. (B)(C)	5.000	02-15-26	1,000,000	1,123,141
Full House Resorts, Inc. (A)	8.250	02-15-28	670,000	708,525
Jacobs Entertainment, Inc. (A)	7.875	02-01-24	1,261,000	1,298,830
Life Time, Inc. (A)	5.750	01-15-26	600,000	615,972
Marriott Ownership Resorts, Inc. (A)	6.125	09-15-25	195,000	204,649
MGM Resorts International	6.000	03-15-23	610,000	643,684
Mohegan Gaming & Entertainment (A)	8.000	02-01-26	640,000	659,200
New Red Finance, Inc. (A)(C)	4.375	01-15-28	585,000	588,065
Premier Entertainment Sub LLC (A)	5.625	09-01-29	880,000	895,400
Travel + Leisure Company (A)	4.625	03-01-30	639,000	663,039
Travel + Leisure Company (C)	6.600	10-01-25	1,190,000	1,328,040
Travel + Leisure Company (A)	6.625	07-31-26	465,000	519,256
Waterford Gaming LLC (A)(E)(F)	8.625	09-15-14	363,162	0
Wyndham Hotels & Resorts, Inc. (A)(C)	4.375	08-15-28	180,000	185,949
Household durables 0.4%
Taylor Morrison Communities, Inc. (A)(C)	5.125	08-01-30	600,000	636,000
Multiline retail 1.2%
Macy’s Retail Holdings LLC (A)(B)(C)	5.875	04-01-29	475,000	506,201
Nordstrom, Inc. (B)(C)	4.250	08-01-31	500,000	499,825
Nordstrom, Inc. (B)(C)	5.000	01-15-44	900,000	891,000
Specialty retail 1.1%
Lithia Motors, Inc. (A)	3.875	06-01-29	550,000	569,938
Lithia Motors, Inc. (A)	4.375	01-15-31	675,000	718,814
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	11

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Specialty retail (continued)
The Michaels Companies, Inc. (A)	5.250	05-01-28	565,000	$570,650
Textiles, apparel and luxury goods 0.2%
Hanesbrands, Inc. (A)	5.375	05-15-25	335,000	348,400
Consumer staples 2.3%				3,658,795
Food products 1.7%
Kraft Heinz Foods Company	6.750	03-15-32	1,098,000	1,485,045
Lamb Weston Holdings, Inc. (A)	4.125	01-31-30	647,000	647,615
Post Holdings, Inc. (A)(C)	5.625	01-15-28	510,000	532,287
Household products 0.6%
Edgewell Personal Care Company (A)	5.500	06-01-28	950,000	993,848
Energy 16.9%				27,477,037
Energy equipment and services 1.5%
CSI Compressco LP (A)(B)(C)	7.500	04-01-25	500,000	495,000
CSI Compressco LP (A)	7.500	04-01-25	380,000	376,200
CSI Compressco LP (10.000% Cash or 7.250% Cash and 2.750% PIK) (A)	10.000	04-01-26	1,236,699	1,137,763
Transocean, Inc. (A)	8.000	02-01-27	655,000	500,060
Oil, gas and consumable fuels 15.4%
Antero Midstream Partners LP (A)(C)	5.375	06-15-29	425,000	444,104
Antero Resources Corp. (C)	5.000	03-01-25	735,000	749,700
Antero Resources Corp. (A)(C)	5.375	03-01-30	170,000	179,945
Antero Resources Corp. (A)	7.625	02-01-29	634,000	702,155
Calumet Specialty Products Partners LP (B)(C)	7.750	04-15-23	700,000	694,575
Cenovus Energy, Inc. (C)	6.750	11-15-39	295,000	404,357
Cheniere Energy Partners LP (A)	3.250	01-31-32	325,000	322,140
Cheniere Energy Partners LP	4.500	10-01-29	1,620,000	1,729,642
DCP Midstream LP (7.375% to 12-15-22, then 3 month LIBOR + 5.148%) (D)	7.375	12-15-22	700,000	701,750
DCP Midstream Operating LP (5.850% to 5-21-23, then 3 month LIBOR + 3.850%) (A)	5.850	05-21-43	560,000	521,920
Enbridge, Inc. (5.750% to 4-15-30, then 5 Year CMT + 5.314%) (C)	5.750	07-15-80	250,000	281,000
Energy Transfer LP (B)(C)	4.200	04-15-27	1,000,000	1,090,570
Energy Transfer LP (7.125% to 5-15-30, then 5 Year CMT + 5.306%) (D)	7.125	05-15-30	1,285,000	1,344,431
Marathon Petroleum Corp. (B)(C)	4.750	09-15-44	1,500,000	1,750,618
MEG Energy Corp. (A)	5.875	02-01-29	237,000	243,814
New Fortress Energy, Inc. (A)	6.500	09-30-26	1,000,000	971,840
Occidental Petroleum Corp. (C)	5.500	12-01-25	450,000	495,000
Occidental Petroleum Corp. (B)(C)	6.375	09-01-28	340,000	398,524
12	JOHN HANCOCK INVESTORS TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Occidental Petroleum Corp. (C)	6.625	09-01-30		340,000	$416,041
Odebrecht Oil & Gas Finance, Ltd., Zero Coupon (A)(D)	0.000	11-29-21		100,959	1,010
Parkland Corp. (A)(C)	5.875	07-15-27		1,150,000	1,214,688
Parsley Energy LLC (A)(C)	4.125	02-15-28		1,115,000	1,154,025
PBF Holding Company LLC	6.000	02-15-28		471,000	341,383
Petroleos Mexicanos	6.840	01-23-30		635,000	663,829
Petroleos Mexicanos	7.470	11-12-26	MXN	31,356,000	1,366,487
Plains All American Pipeline LP (6.125% to 11-15-22, then 3 month LIBOR + 4.110%) (C)(D)	6.125	11-15-22		2,250,000	2,030,625
Sabine Pass Liquefaction LLC (C)	5.000	03-15-27		1,000,000	1,133,942
SM Energy Company (B)(C)	6.750	09-15-26		390,000	399,750
Southwestern Energy Company (C)	8.375	09-15-28		770,000	858,550
Sunoco LP (A)(C)	4.500	04-30-30		374,000	377,299
Talos Production, Inc. (C)	12.000	01-15-26		660,000	716,074
The Oil and Gas Holding Company BSCC (A)	7.500	10-25-27		1,155,000	1,268,226
Financials 23.2%					37,752,723
Banks 15.2%
Bank of America Corp. (6.100% to 3-17-25, then 3 month LIBOR + 3.898%) (C)(D)	6.100	03-17-25		2,760,000	3,036,000
Barclays PLC (6.125% to 12-15-25, then 5 Year CMT + 5.867%) (D)	6.125	12-15-25		885,000	972,119
BNP Paribas SA (7.000% to 8-16-28, then 5 Year U.S. Swap Rate + 3.980%) (A)(B)(C)(D)	7.000	08-16-28		1,205,000	1,418,791
Citizens Financial Group, Inc. (5.650% to 10-6-25, then 5 Year CMT + 5.313%) (B)(C)(D)	5.650	10-06-25		1,000,000	1,096,250
Credit Agricole SA (7.875% to 1-23-24, then 5 Year U.S. Swap Rate + 4.898%) (A)(B)(C)(D)	7.875	01-23-24		865,000	956,474
Credit Agricole SA (8.125% to 12-23-25, then 5 Year U.S. Swap Rate + 6.185%) (A)(B)(C)(D)	8.125	12-23-25		1,495,000	1,790,263
Freedom Mortgage Corp. (A)	6.625	01-15-27		795,000	753,263
Freedom Mortgage Corp. (A)(B)(C)	8.250	04-15-25		709,000	716,090
HSBC Holdings PLC (4.600% to 12-17-30, then 5 Year CMT + 3.649%) (B)(C)(D)	4.600	12-17-30		1,250,000	1,242,038
HSBC Holdings PLC (6.500% to 3-23-28, then 5 Year ICE Swap Rate + 3.606%) (C)(D)	6.500	03-23-28		2,080,000	2,320,614
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	13

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
ING Groep NV (6.500% to 4-16-25, then 5 Year U.S. Swap Rate + 4.446%) (D)	6.500	04-16-25	1,135,000	$1,245,663
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) (C)(D)	6.750	02-01-24	3,500,000	3,825,640
Lloyds Banking Group PLC (7.500% to 6-27-24, then 5 Year U.S. Swap Rate + 4.760%) (D)	7.500	06-27-24	1,665,000	1,841,906
NatWest Group PLC (6.000% to 12-29-25, then 5 Year CMT + 5.625%) (D)	6.000	12-29-25	800,000	884,344
U.S. Bancorp (3.700% to 1-15-27, then 5 Year CMT + 2.541%) (C)(D)	3.700	01-15-27	930,000	926,327
Wells Fargo & Company (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) (C)(D)	5.875	06-15-25	1,565,000	1,723,456
Capital markets 1.0%
Credit Suisse Group AG (7.250% to 9-12-25, then 5 Year ICE Swap Rate + 4.332%) (A)(D)	7.250	09-12-25	1,500,000	1,664,760
Consumer finance 4.5%
Ally Financial, Inc. (B)(C)	5.800	05-01-25	2,000,000	2,278,960
Avation Capital SA (8.250% Cash or 9.000% PIK) (A)	8.250	10-31-26	732,534	608,003
Enova International, Inc. (A)(B)(C)	8.500	09-01-24	465,000	472,826
Enova International, Inc. (A)	8.500	09-15-25	1,200,000	1,236,000
OneMain Finance Corp. (C)	6.875	03-15-25	1,650,000	1,841,813
World Acceptance Corp. (A)(C)	7.000	11-01-26	860,000	847,100
Insurance 1.9%
Athene Holding, Ltd. (C)	6.150	04-03-30	1,500,000	1,870,830
Prudential Financial, Inc. (3.700% to 7-1-30, then 5 Year CMT + 3.035%) (B)(C)	3.700	10-01-50	600,000	618,779
SBL Holdings, Inc. (A)(C)	5.000	02-18-31	587,000	622,894
Mortgage real estate investment trusts 0.6%
Starwood Property Trust, Inc. (C)	5.000	12-15-21	416,000	416,520
Starwood Property Trust, Inc. (A)(C)	5.500	11-01-23	500,000	525,000
Health care 8.0%				13,060,833
Health care equipment and supplies 0.4%
Mozart Debt Merger Sub, Inc. (A)	3.875	04-01-29	530,000	527,350
Mozart Debt Merger Sub, Inc. (A)	5.250	10-01-29	160,000	162,400
Health care providers and services 4.6%
Cano Health LLC (A)	6.250	10-01-28	668,000	671,821
Centene Corp. (C)	3.000	10-15-30	980,000	996,052
14	JOHN HANCOCK INVESTORS TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Health care providers and services (continued)
Centene Corp.	3.375	02-15-30	515,000	$528,519
Centene Corp.	4.625	12-15-29	400,000	431,500
DaVita, Inc. (A)	3.750	02-15-31	440,000	416,900
Encompass Health Corp. (B)(C)	4.750	02-01-30	600,000	615,000
HCA, Inc. (C)	5.250	04-15-25	1,000,000	1,121,338
HCA, Inc. (C)	5.500	06-15-47	1,760,000	2,322,325
HealthEquity, Inc. (A)	4.500	10-01-29	390,000	394,388
Pharmaceuticals 3.0%
Bausch Health Americas, Inc. (A)	9.250	04-01-26	1,000,000	1,062,500
Bausch Health Companies, Inc. (A)	4.875	06-01-28	1,700,000	1,750,660
Bausch Health Companies, Inc. (A)	7.000	01-15-28	900,000	911,372
Jazz Securities DAC (A)	4.375	01-15-29	378,000	388,395
Organon & Company (A)(C)	4.125	04-30-28	750,000	760,313
Industrials 18.3%				29,699,986
Aerospace and defense 1.3%
Bombardier, Inc. (A)	7.125	06-15-26	570,000	597,788
Bombardier, Inc. (A)(B)(C)	7.875	04-15-27	1,380,000	1,434,303
Air freight and logistics 0.3%
Watco Companies LLC (A)	6.500	06-15-27	450,000	478,125
Airlines 4.9%
American Airlines 2013-1 Class A Pass Through Trust	4.000	07-15-25	403,503	391,948
American Airlines Group, Inc. (A)(B)(C)	5.000	06-01-22	900,000	902,250
American Airlines, Inc. (A)	11.750	07-15-25	1,100,000	1,362,625
Delta Air Lines, Inc. (A)(C)	7.000	05-01-25	1,000,000	1,166,951
Delta Air Lines, Inc. (B)(C)	7.375	01-15-26	900,000	1,058,500
United Airlines 2020-1 Class A Pass Through Trust (C)	5.875	10-15-27	442,617	492,411
United Airlines 2020-1 Class B Pass Through Trust (C)	4.875	01-15-26	1,527,498	1,606,943
United Airlines, Inc. (A)	4.625	04-15-29	825,000	850,559
Virgin Australia Holdings Proprietary, Ltd. (A)(E)	8.125	11-15-24	1,100,000	78,375
Building products 0.2%
Builders FirstSource, Inc. (A)	5.000	03-01-30	370,000	390,813
Commercial services and supplies 2.0%
Allied Universal Holdco LLC (A)(C)	6.625	07-15-26	1,100,000	1,155,693
APX Group, Inc. (A)	5.750	07-15-29	665,000	659,181
Cimpress PLC (A)	7.000	06-15-26	1,300,000	1,350,375
Construction and engineering 2.0%
AECOM (C)	5.125	03-15-27	650,000	717,438
Global Infrastructure Solutions, Inc. (A)	5.625	06-01-29	650,000	666,250
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	15

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Construction and engineering (continued)
MasTec, Inc. (A)	4.500	08-15-28	450,000	$461,250
Picasso Finance Sub, Inc. (A)(C)	6.125	06-15-25	425,000	447,313
Tutor Perini Corp. (A)(B)(C)	6.875	05-01-25	1,000,000	1,015,000
Electrical equipment 0.6%
Atkore, Inc. (A)	4.250	06-01-31	345,000	348,450
Vertiv Group Corp. (A)	4.125	11-15-28	564,000	560,475
Industrial conglomerates 0.5%
General Electric Company (B)(C)	4.350	05-01-50	700,000	891,506
Machinery 0.8%
JB Poindexter & Company, Inc. (A)	7.125	04-15-26	625,000	657,031
TK Elevator US Newco, Inc. (A)(C)	5.250	07-15-27	600,000	610,680
Marine 0.3%
Seaspan Corp. (A)(C)	5.500	08-01-29	460,000	464,559
Professional services 0.4%
Nielsen Finance LLC (A)	4.500	07-15-29	700,000	684,425
Road and rail 2.5%
Uber Technologies, Inc. (A)	6.250	01-15-28	1,865,000	2,002,637
Uber Technologies, Inc. (A)	7.500	09-15-27	600,000	656,310
Uber Technologies, Inc. (A)	8.000	11-01-26	1,350,000	1,436,940
Trading companies and distributors 2.5%
Ashland LLC	6.875	05-15-43	845,000	1,098,500
Beacon Roofing Supply, Inc. (A)(B)(C)	4.125	05-15-29	980,000	964,075
Boise Cascade Company (A)	4.875	07-01-30	625,000	656,250
H&E Equipment Services, Inc. (A)	3.875	12-15-28	800,000	794,000
WESCO Distribution, Inc. (A)(C)	7.250	06-15-28	535,000	590,057
Information technology 5.6%				9,156,024
IT services 1.4%
Sabre GLBL, Inc. (A)(B)(C)	9.250	04-15-25	1,000,000	1,155,660
Sixsigma Networks Mexico SA de CV (A)	7.500	05-02-25	725,000	705,063
Square, Inc. (A)(C)	3.500	06-01-31	325,000	333,125
Software 0.6%
Consensus Cloud Solutions, Inc. (A)	6.000	10-15-26	405,000	413,606
Consensus Cloud Solutions, Inc. (A)	6.500	10-15-28	600,000	624,000
Technology hardware, storage and peripherals 3.6%
Dell International LLC (C)	8.350	07-15-46	1,600,000	2,658,838
Seagate HDD Cayman (B)(C)	4.875	06-01-27	549,000	605,073
Seagate HDD Cayman (B)(C)	5.750	12-01-34	700,000	805,875
Xerox Corp. (C)	6.750	12-15-39	450,000	489,587
Xerox Holdings Corp. (A)(B)(C)	5.500	08-15-28	1,350,000	1,365,197
16	JOHN HANCOCK INVESTORS TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Materials 7.3%				$11,824,908
Chemicals 3.0%
Braskem Idesa SAPI (A)(B)(C)	6.990	02-20-32	440,000	450,382
Orbia Advance Corp. SAB de CV (A)	5.500	01-15-48	835,000	980,499
SCIL IV LLC (A)	5.375	11-01-26	530,000	534,309
The Chemours Company (A)	5.750	11-15-28	1,000,000	1,027,500
The Scotts Miracle-Gro Company (B)(C)	4.500	10-15-29	720,000	750,211
Trinseo Materials Operating SCA (A)	5.125	04-01-29	1,100,000	1,103,080
Containers and packaging 1.6%
ARD Finance SA (6.500% Cash or 7.250% PIK) (A)	6.500	06-30-27	900,000	942,750
Sealed Air Corp. (A)(C)	6.875	07-15-33	500,000	641,250
Trivium Packaging Finance BV (A)	5.500	08-15-26	900,000	934,857
Metals and mining 2.7%
First Quantum Minerals, Ltd. (A)	6.875	10-15-27	1,400,000	1,494,500
Freeport-McMoRan, Inc.	4.250	03-01-30	550,000	580,250
Freeport-McMoRan, Inc.	5.450	03-15-43	400,000	503,200
Novelis Corp. (A)(C)	4.750	01-30-30	810,000	842,400
QVC, Inc. (C)	5.950	03-15-43	1,000,000	1,039,720
Real estate 2.3%				3,731,050
Equity real estate investment trusts 1.5%
GLP Capital LP	5.375	04-15-26	815,000	919,067
Trust Fibra Uno	6.390	01-15-50	1,000,000	1,166,260
VICI Properties LP (A)(C)	4.625	12-01-29	350,000	373,406
Real estate management and development 0.8%
Realogy Group LLC (A)(C)	5.750	01-15-29	690,000	715,013
WeWork Companies, Inc. (A)	7.875	05-01-25	550,000	557,304
Utilities 5.5%				8,985,646
Electric utilities 3.5%
Duke Energy Corp. (3.250% to 1-15-27, then 5 Year CMT + 2.321%) (B)(C)	3.250	01-15-82	1,400,000	1,390,497
Instituto Costarricense de Electricidad (A)	6.375	05-15-43	1,595,000	1,355,750
NRG Energy, Inc. (A)(C)	3.375	02-15-29	275,000	268,125
NRG Energy, Inc. (A)(B)(C)	3.625	02-15-31	430,000	418,498
NRG Energy, Inc. (C)	6.625	01-15-27	336,000	347,967
Vistra Operations Company LLC (A)(C)	5.500	09-01-26	900,000	926,730
Vistra Operations Company LLC (A)(C)	5.625	02-15-27	1,000,000	1,030,320
Gas utilities 1.2%
AmeriGas Partners LP	5.750	05-20-27	1,000,000	1,118,650
NGL Energy Operating LLC (A)	7.500	02-01-26	749,000	759,538
Independent power and renewable electricity producers 0.4%
Clearway Energy Operating LLC (A)	4.750	03-15-28	650,000	687,700
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	17

	Rate (%)	Maturity date	Par value^	Value
Utilities (continued)
Multi-utilities 0.4%

Sempra Energy (4.875% to 10-15-25, then 5 Year CMT + 4.550%) (C)(D)	4.875	10-15-25	632,000	$681,871
Convertible bonds 0.4% (0.3% of Total investments)				$707,124
(Cost $705,674)
Information technology 0.4%				707,124
IT services 0.4%

Sabre GLBL, Inc.	4.000	04-15-25	450,000	707,124
Term loans (G) 4.3% (2.8% of Total investments)				$6,979,289
(Cost $7,148,815)
Communication services 0.5%				913,503
Entertainment 0.3%
Playtika Holding Corp., 2021 Term Loan (1 month LIBOR + 2.750%)	2.837	03-13-28	542,275	541,087
Media 0.2%
Hoya Midco LLC, 2017 1st Lien Term Loan (1 month LIBOR + 3.500%)	4.500	06-30-24	372,822	372,416
Consumer discretionary 1.1%				1,746,374
Diversified consumer services 0.4%
Sotheby’s, 2021 Term Loan B (3 month LIBOR + 4.500%)	5.000	01-15-27	680,253	681,389
Hotels, restaurants and leisure 0.7%
Hilton Grand Vacations Borrower LLC, 2021 Term Loan B (1 month LIBOR + 3.000%)	3.500	08-02-28	1,000,000	1,001,750
Life Time, Inc., 2021 Term Loan B (3 month LIBOR + 4.750%)	5.750	12-16-24	62,725	63,235
Energy 0.3%				442,009
Oil, gas and consumable fuels 0.3%
Ascent Resources Utica Holdings LLC, 2020 Fixed 2nd Lien Term Loan (3 month LIBOR + 9.000%)	10.000	11-01-25	405,000	442,009
Health care 0.5%				799,504
Health care providers and services 0.5%
US Renal Care, Inc., 2021 Term Loan B (1 month LIBOR + 5.500%)	6.500	06-26-26	800,000	799,504
Industrials 0.0%				0
Airlines 0.0%
Global Aviation Holdings, Inc., PIK, 2nd Lien Term Loan (E)(F)	0.000	07-13-21	51,038	0
18	JOHN HANCOCK INVESTORS TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Airlines (continued)
Global Aviation Holdings, Inc., PIK, 3rd Lien Term Loan (E)(F)	0.000	03-13-22	514,063	$0
Information technology 1.8%				2,878,185
Software 1.8%
Grab Holdings, Inc., Term Loan B (1 month LIBOR + 4.500%)	5.500	01-29-26	2,144,225	2,160,307
Vericast Corp., 2021 Term Loan (3 month LIBOR + 7.750%)	8.750	06-16-26	782,786	717,878
Materials 0.1%				199,714
Construction materials 0.1%

Standard Industries, Inc., 2021 Term Loan B (3 month LIBOR + 2.500%)	3.000	09-22-28	200,000	199,714
Collateralized mortgage obligations 0.1% (0.1% of Total investments)				$96,258
(Cost $103,663)
Commercial and residential 0.1%				81,214
HarborView Mortgage Loan Trust
Series 2007-3, Class ES IO (A)	0.350	05-19-47	2,053,359	21,444
Series 2007-4, Class ES IO	0.350	07-19-47	2,189,989	29,334
Series 2007-6, Class ES IO (A)	0.343	08-19-37	2,137,212	30,436
U.S. Government Agency 0.0%				15,044
Government National Mortgage Association
Series 2012-114, Class IO	0.692	01-16-53	716,143	15,044
Asset backed securities 0.0% (0.0% of Total investments)				$15,480
(Cost $16,043)
Asset backed securities 0.0%				15,480
ContiMortgage Home Equity Loan Trust
Series 1995-2, Class A5	8.100	08-15-25	15,709	15,480

	Shares	Value
Common stocks 1.0% (0.6% of Total investments)		$1,500,310
(Cost $2,128,666)
Communication services 0.0%		0
Media 0.0%
Vertis Holdings, Inc. (F)(H)	34,014	0
Industrials 0.0%		0
Airlines 0.0%
Global Aviation Holdings, Inc., Class A (F)(H)	82,159	0
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	19

	Shares	Value
Utilities 1.0%		$1,500,310
Multi-utilities 1.0%
Algonquin Power & Utilities Corp.	20,000	964,400

Dominion Energy, Inc.	5,350	535,910
Preferred securities 4.4% (2.9% of Total investments)		$7,173,116
(Cost $6,676,942)
Communication services 0.5%		717,904
Media 0.5%
2020 Cash Mandatory Exchangeable Trust, 5.250% (A)	686	717,904
Energy 0.6%		1,015,696
Oil, gas and consumable fuels 0.6%
Energy Transfer LP (7.600% to 5-15-24, then 3 month LIBOR + 5.161%) (B)(C)	39,800	1,015,696
Information technology 0.4%		670,936
Semiconductors and semiconductor equipment 0.4%
Broadcom, Inc., 8.000%	400	670,936
Utilities 2.9%		4,768,580
Electric utilities 1.5%
American Electric Power Company, Inc., 6.125%	25,450	1,314,238
NextEra Energy, Inc., 6.219%	13,533	741,608
The Southern Company, 6.750% (B)(C)	8,309	425,338
Gas utilities 0.6%
UGI Corp., 7.250% (B)(C)	10,000	1,015,300
Multi-utilities 0.8%
DTE Energy Company, 6.250% (B)(C)	25,200	1,272,096
Warrants 0.0% (0.0% of Total investments)		$8,591
(Cost $0)
Avation Capital SA (H)(I)	12,775	8,591

	Par value^	Value
Escrow certificates 0.0% (0.0% of Total investments)		$6,300
(Cost $0)
LSC Communications, Inc. (A)(H)	2,100,000	6,300
Short-term investments 1.8% (1.2% of Total investments)		$2,937,000
(Cost $2,937,000)
Repurchase agreement 1.8%		2,937,000
Repurchase Agreement with State Street Corp. dated 10-29-21 at 0.000% to be repurchased at $2,937,000 on 11-1-21, collateralized by $2,832,800 U.S. Treasury Notes, 2.500% due 5-15-24 (valued at $2,995,845)	2,937,000	2,937,000

20	JOHN HANCOCK INVESTORS TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total investments (Cost $235,887,023) 151.7%	$246,331,175
Other assets and liabilities, net (51.7%)	(83,928,563)
Total net assets 100.0%	$162,402,612

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
MXN	Mexican Peso
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
ICE	Intercontinental Exchange
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $120,233,947 or 74.0% of the fund’s net assets as of 10-31-21.
(B)	All or a portion of this security is on loan as of 10-31-21, and is a component of the fund’s leverage under the Liquidity Agreement.
(C)	All or a portion of this security is pledged as collateral pursuant to the Liquidity Agreement. Total collateral value at 10-31-21 was $108,613,193. A portion of the securities pledged as collateral were loaned pursuant to the Liquidity Agreement. The value of securities on loan amounted to $27,015,052.
(D)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(E)	Non-income producing - Issuer is in default.
(F)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(G)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(H)	Non-income producing security.
(I)	Strike price and/or expiration date not available.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	21

DERIVATIVES
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	3,192,487	MXN	64,274,056	TD	11/17/2021	$77,312	—
						$77,312	—

Derivatives Currency Abbreviations
MXN	Mexican Peso
USD	U.S. Dollar

Derivatives Abbreviations
OTC	Over-the-counter
TD	The Toronto-Dominion Bank
At 10-31-21, the aggregate cost of investments for federal income tax purposes was $237,020,812. Net unrealized appreciation aggregated to $9,387,675, of which $13,654,755 related to gross unrealized appreciation and $4,267,080 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
22	JOHN HANCOCK INVESTORS TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-21

Assets
Unaffiliated investments, at value (Cost $235,887,023)	$246,331,175
Unrealized appreciation on forward foreign currency contracts	77,312
Cash	2,194
Dividends and interest receivable	3,271,353
Receivable for investments sold	1,444,696
Other assets	221,722
Total assets	251,348,452
Liabilities
Liquidity agreement	86,900,000
Payable for investments purchased	1,850,000
Interest payable	51,233
Payable to affiliates
Accounting and legal services fees	9,144
Other liabilities and accrued expenses	135,463
Total liabilities	88,945,840
Net assets	$162,402,612
Net assets consist of
Paid-in capital	$170,270,890
Total distributable earnings (loss)	(7,868,278)
Net assets	$162,402,612

Net asset value per share
Based on 8,718,679 shares of beneficial interest outstanding - unlimited number of shares authorized with no par value	$18.63
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	23

STATEMENT OF OPERATIONS For the year ended 10-31-21

Investment income
Interest	$13,598,260
Dividends	595,349
Less foreign taxes withheld	(16,611)
Total investment income	14,176,998
Expenses
Investment management fees	1,333,992
Interest expense	623,159
Accounting and legal services fees	24,788
Transfer agent fees	58,763
Trustees’ fees	48,825
Custodian fees	31,241
Printing and postage	60,395
Professional fees	149,882
Stock exchange listing fees	23,731
Other	11,428
Total expenses	2,366,204
Less expense reductions	(21,765)
Net expenses	2,344,439
Net investment income	11,832,559
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	4,137,366
Forward foreign currency contracts	(288,614)
3,848,752
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	9,885,348
Forward foreign currency contracts	112,341
9,997,689
Net realized and unrealized gain	13,846,441
Increase in net assets from operations	$25,679,000
24	JOHN HANCOCK INVESTORS TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-21	Year ended 10-31-20
Increase (decrease) in net assets
From operations
Net investment income	$11,832,559	$11,049,731
Net realized gain (loss)	3,848,752	(7,108,452)
Change in net unrealized appreciation (depreciation)	9,997,689	(3,290,556)
Increase in net assets resulting from operations	25,679,000	650,723
Distributions to shareholders
From earnings	(12,445,823)	(11,722,269)
Total distributions	(12,445,823)	(11,722,269)
Fund share transactions
Issued pursuant to Dividend Reinvestment Plan	217,114	—
Total increase (decrease)	13,450,291	(11,071,546)
Net assets
Beginning of year	148,952,321	160,023,867
End of year	$162,402,612	$148,952,321
Share activity
Shares outstanding
Beginning of year	8,707,025	8,707,025
Issued pursuant to Dividend Reinvestment Plan	11,654	—
End of year	8,718,679	8,707,025
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	25

STATEMENT OF CASH FLOWS For the year ended   10-31-21

Cash flows from operating activities
Net increase in net assets from operations	$25,679,000
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(126,774,753)
Long-term investments sold	130,488,123
Net purchases and sales in short-term investments	(2,547,956)
Net amortization of premium (discount)	108,074
(Increase) Decrease in assets:
Unrealized appreciation on forward foreign currency contracts	(72,925)
Dividends and interest receivable	207,832
Receivable for investments sold	(1,155,685)
Other assets	4,650
Increase (Decrease) in liabilities:
Unrealized depreciation on forward foreign currency contracts	(39,416)
Payable for investments purchased	598,030
Interest payable	(4,624)
Payable to affiliates	3,569
Other liabilities and accrued expenses	23,633
Net change in unrealized (appreciation) depreciation on:
Unaffiliated investments	(9,892,115)
Net realized (gain) loss on:
Unaffiliated investments	(4,232,610)
Net cash provided by operating activities	$12,392,827
Cash flows provided by (used in) financing activities
Distributions to shareholders	$(12,228,709)
Decrease in due to custodian	(161,924)
Net cash used in financing activities	$(12,390,633)
Net increase in cash	$2,194
Cash at beginning of year	—
Cash at end of year	$2,194
Supplemental disclosure of cash flow information:
Cash paid for interest	$(627,783)
Noncash financing activities not included herein consists of reinvestment distributions	$217,114
26	JOHN HANCOCK INVESTORS TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
Period ended	10-31-21	10-31-20	10-31-19	10-31-18	10-31-17
Per share operating performance
Net asset value, beginning of period	$17.11	$18.38	$16.99	$18.81	$18.11
Net investment income[1]	1.36	1.27	1.19	1.21	1.28
Net realized and unrealized gain (loss) on investments	1.59	(1.19)	1.40	(1.79)	0.72
Total from investment operations	2.95	0.08	2.59	(0.58)	2.00
Less distributions
From net investment income	(1.43)	(1.35)	(1.20)	(1.24)	(1.30)
Net asset value, end of period	$18.63	$17.11	$18.38	$16.99	$18.81
Per share market value, end of period	$18.62	$15.47	$17.14	$15.51	$17.87
Total return at net asset value (%)[2,3]	17.65	1.56	16.56	(2.74)	11.87
Total return at market value (%)[2]	30.05	(1.53)	19.07	(6.54)	15.05
Ratios and supplemental data
Net assets, end of period (in millions)	$162	$149	$160	$148	$164
Ratios (as a percentage of average net assets):
Expenses before reductions	1.46	1.91	2.74	2.52	1.95
Expenses including reductions[4]	1.45	1.90	2.73	2.51	1.94
Net investment income	7.30	7.42	6.77	6.76	6.96
Portfolio turnover (%)	52	62	40	52	53
Senior securities
Total debt outstanding end of period (in millions)	$87	$87	$87	$87	$87
Asset coverage per $1,000 of debt[5]	$2,869	$2,714	$2,841	$2,702	$2,884

[1]	Based on average daily shares outstanding.
[2]	Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Expenses including reductions excluding interest expense were 1.06%, 1.08%, 1.04%, 1.12% and 1.06% for the periods ended 10-31-21, 10-31-20, 10-31-19, 10-31-18 and 10-31-17, respectively.
[5]	Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 8). As debt outstanding changes, the level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Investors Trust	27

Notes to financial statements
Note 1—Organization
John Hancock Investors Trust (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).
In 2012, 2015 and 2018, the fund filed registration statements with the Securities and Exchange Commission SEC), in each case registering and/or carrying forward 1,000,000 common shares, through equity shelf offering programs. Under these programs, the fund, subject to market conditions, may raise additional equity capital from time to time by offering new common shares at a price equal to or above the fund’s net asset value (NAV) per common share.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
28	JOHN HANCOCK Investors Trust | ANNUAL REPORT

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of October 31, 2021, by major security category or type:
	Total value at 10-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
U.S. Government and Agency obligations	$2,728,182	—	$2,728,182	—
Foreign government obligations	516,225	—	516,225	—
Corporate bonds	223,663,300	—	223,663,300	—
Convertible bonds	707,124	—	707,124	—
Term loans	6,979,289	—	6,979,289	—
Collateralized mortgage obligations	96,258	—	96,258	—
Asset backed securities	15,480	—	15,480	—
Common stocks	1,500,310	$1,500,310	—	—
Preferred securities	7,173,116	6,455,212	717,904	—
Warrants	8,591	—	8,591	—
Escrow certificates	6,300	—	6,300	—
Short-term investments	2,937,000	—	2,937,000	—
Total investments in securities	$246,331,175	$7,955,522	$238,375,653	—
Derivatives:
Assets
Forward foreign currency contracts	$77,312	—	$77,312	—
Level 3 includes securities valued at $0. Refer to Fund’s investments.
The fund holds liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of October 31, 2021, the liability for the fund’s Liquidity agreement on the Statement of assets and liabilities is categorized as Level 2 within the disclosure hierarchy.
Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund’s custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the
ANNUAL REPORT | JOHN HANCOCK Investors Trust	29

benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund’s investments as part of the caption related to the repurchase agreement.
Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay claims resulting from close-out of the transactions.
Term loans (Floating rate loans). The fund may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.
The fund’s ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund’s failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund’s income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor’s credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a tax return of capital and/or capital gain, if any, are recorded as a reduction of cost of investments and/or as a realized gain, if amounts are estimable. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
30	JOHN HANCOCK Investors Trust | ANNUAL REPORT

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdrafts. Pursuant to the custodian agreement, the fund’s custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Statement of cash flows. A Statement of cash flows is presented when a fund has a significant amount of borrowing during the period, based on the average total borrowing in relation to total assets, or when a certain percentage of the fund’s investments is classified as Level 3 in the fair value hierarchy. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund’s Statement of assets and liabilities and represents the cash on hand at the fund’s custodian and does not include any short-term investments or collateral on derivative contracts, if any.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of October 31, 2021, the fund has a short-term capital loss carryforward of $2,136,059 and a long-term capital loss carryforward of $16,479,336 available to offset future net realized capital gains. These carryforwards do not expire.
As of October 31, 2021, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended October 31, 2021 and 2020 was as follows:
	October 31, 2021	October 31, 2020
Ordinary income	$12,445,823	$11,722,269
As of October 31, 2021, the components of distributable earnings on a tax basis consisted of $1,368,521 of undistributed ordinary income.
ANNUAL REPORT | JOHN HANCOCK Investors Trust	31

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to defaulted bonds, foreign currency transactions, partnerships and amortization and accretion on debt securities.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying Fund’s investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of
32	JOHN HANCOCK Investors Trust | ANNUAL REPORT

the currency or settlement with the counterparty.
During the year ended October 31, 2021, the fund used forward foreign currency contracts to manage against changes in foreign currency exchange rates. The fund held forward foreign currency contracts with USD notional values ranging from $3.2 million to $3.9 million as measured at each quarter end.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at October 31, 2021 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Currency	Unrealized appreciation (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	$77,312	—
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2021:
Statement of operations location - Net realized gain (loss) on:
Risk	Forward foreign currency contracts
Currency	$(288,614)
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2021:
Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Forward foreign currency contracts
Currency	$112,341
Note 4—Guarantees and indemnifications
Under the fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as distributor for the common shares offered through the equity shelf offering of the fund.The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A), which in turn is a subsidiary of Manulife Financial Corporation (MFC).
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis, to the sum of (a) 0.650% of the ﬁrst $150 million of the fund’s average daily managed assets (net assets plus borrowings under the Liquidity
ANNUAL REPORT | JOHN HANCOCK Investors Trust	33

Agreement (see Note 8)), (b) 0.375% of the next $50 million of the fund’s average daily managed assets, (c) 0.350% of the next $100 million of the fund’s average daily managed assets and (d) 0.300% of the fund’s average daily managed assets in excess of $300 million. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of MFC and an afﬁliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2021, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The expense reductions described above amounted to $21,765 for the year ended October 31, 2021.
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2021, were equivalent to a net annual effective rate of 0.53% of the fund’s average daily managed net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred, for the year ended October 31, 2021, amounted to an annual rate of 0.01% of the fund’s average daily managed net assets.
Distributor. The fund will compensate the Distributor with respect to sales of the common shares offered through the equity shelf offering at a commission rate of 1.00% of the gross proceeds of the sale of common shares, a portion of which is allocated to the selling dealers. During the years ended October 31, 2021 and 2020, there was no compensation paid to the Distributor. The Distributor has an agreement with a sub-placement agent in the sale of common shares. The fund is not responsible for payment of commissions to the sub placement agent.
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Fund share transactions
On December 10, 2015, the Board of Trustees approved a share repurchase plan, which is subsequently reviewed by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market, between January 1, 2021 and December 31, 2021, up to 10% of its outstanding common shares as of December 31, 2020. The current share repurchase plan will remain in effect between January 1, 2021 and December 31, 2021.
During the years ended October 31, 2021 and 2020, the fund had no activities under the repurchase program. Shares repurchased and corresponding dollar amounts, if any, are included on the Statements of changes in net assets. The anti-dilutive impacts of these share repurchases are included on the Financial highlights.
Transactions in common shares, if any, are presented in the Statements of changes in net assets. Proceeds received in connection with the shelf offering are net of commissions and offering costs. Total offering costs of $248,706 have been prepaid by the fund. As of October 31, 2021, $44,629 has been deducted from proceeds of shares issued and the remaining $204,077 is included in Other assets on the Statement of assets and liabilities.
34	JOHN HANCOCK Investors Trust | ANNUAL REPORT

Note 7—Leverage risk
The fund utilizes a Liquidity Agreement (LA) to increase its assets available for investment. When the fund leverages its assets, shareholders bear the expenses associated with the LA and have potential to benefit or be disadvantaged from the use of leverage. The Advisor’s fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund’s assets. Leverage creates risks that may adversely affect the return for the holders of shares, including:
•	the likelihood of greater volatility of NAV and market price of shares;
•	fluctuations in the interest rate paid for the use of the LA;
•	increased operating costs, which may reduce the fund’s total return;
•	the potential for a decline in the value of an investment acquired through leverage, while the fund’s obligations under such leverage remains fixed; and
•	the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.
To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund’s return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived. The use of securities lending to obtain leverage in the fund’s investments may subject the fund to greater risk of loss than would reinvestment of collateral in short term highly rated investments.
In addition to the risks created by the fund’s use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the LA is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund’s ability to generate income from the use of leverage would be adversely affected.
Note 8—Liquidity Agreement
The fund has entered into a Liquidity Agreement (LA) with State Street Bank and Trust Company (SSB) that allows it to borrow or otherwise access up to $86.9 million (maximum facility amount) through a line of credit, securities lending and reverse repurchase agreements. The amounts outstanding at October 31, 2021 are shown in the Statement of assets and liabilities as the Liquidity agreement.
The fund pledges its assets as collateral to secure obligations under the LA. The fund retains the risks and rewards of the ownership of assets pledged to secure obligations under the LA and makes these assets available for securities lending and reverse repurchase transactions with SSB acting as the fund’s authorized agent for these transactions. All transactions initiated through SSB are required to be secured with cash collateral received from the securities borrower (the Borrower) or cash is received from the reverse repurchase agreement (Reverse Repo) counterparties. Securities lending transactions will be secured with cash collateral in amounts at least equal to 100% of the market value of the securities utilized in these transactions. Cash received by SSB from securities lending or Reverse Repo transactions is credited against the amounts borrowed under the line of credit.
Upon return of securities by the Borrower or Reverse Repo counterparty, SSB will return the cash collateral to the Borrower or proceeds from the Reverse Repo, as applicable, which will eliminate the credit against the line of credit and will cause the drawdowns under the line of credit to increase by the amounts returned. Income earned on the loaned securities is retained by SSB, and any interest due on the reverse repurchase agreements is paid by SSB.
SSB has indemnified the fund for certain losses that may arise if the Borrower or a Reverse Repo Counterparty fails to return securities when due. With respect to securities lending transactions, upon a default of the securities borrower, SSB uses the collateral received from the Borrower to purchase replacement securities of the same issue, type, class and series. If the value of the collateral is less than the purchase cost of replacement securities, SSB is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any of the fund’s losses on the reinvested cash collateral. Although the risk of the loss of the securities is mitigated by receiving collateral
ANNUAL REPORT | JOHN HANCOCK Investors Trust	35

from the Borrower or proceeds from the Reverse Repo counterparty and through SSB indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the Borrower or Reverse Repo counterparty fails to return the securities on a timely basis.
Interest charged is at the rate of one month LIBOR (London Interbank Offered Rate) plus 0.600% and is payable monthly on the aggregate balance of the drawdowns outstanding under the LA. As of October 31, 2021, the fund had an aggregate balance of $86,900,000 at an interest rate of 0.69%, which is reflected in the Liquidity agreement on the Statement of assets and liabilities. During the year ended October 31, 2021, the average balance of the LA and the effective average interest rate were $86,900,000 and 0.72%, respectively.
The fund may terminate the LA with 60 days’ notice. If certain asset coverage and collateral requirements, or other covenants are not met, the LA could be deemed in default and result in termination. Absent a default or facility termination event, SSB is required to provide the fund with 360 days’ notice prior to terminating the LA.
Due to the anticipated discontinuation of LIBOR, as discussed in Note 9, the LA may be amended to remove LIBOR as the reference rate for interest and to replace LIBOR with an alternative reference rate for interest mutually agreed upon by the fund and SSB. However, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate and the potential effect of a transition away from LIBOR on the fund and/or the LA cannot yet be fully determined.
Note 9—LIBOR Discontinuation Risk
The LA utilizes LIBOR as the reference or benchmark rate for interest rate calculations. LIBOR is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing most LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and the remaining and most liquid US LIBOR maturities on June 30, 2023. Before the end of 2021, it is expected that market participants such as the fund and SSB will transition to the use of alternative reference or benchmark rates. However, although regulators have encouraged the development and adoption of alternative rates, such as the Secured Overnight Financing Rate ("SOFR"), there is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate.
Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation dates, the impact on the LA remains uncertain. It is expected that market participants will amend financial instruments referencing LIBOR, such as the LA, to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. However, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. Certain proposed replacement rates to LIBOR, such as SOFR, which is a broad measure of secured overnight US Treasury repo rates, are materially different from LIBOR, and changes in the applicable spread for financial instruments transitioning away from LIBOR will need to be made to accommodate the differences. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner.
As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a
36	JOHN HANCOCK Investors Trust | ANNUAL REPORT

benchmark interest rate. The use of an alternative reference rate, or the transition process to an alternative reference rate, may result in increases to the interest paid by the fund pursuant to the LA and, therefore, may adversely affect the fund’s performance.
Note 10—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $126,774,753 and $130,488,123, respectively, for the year ended October 31, 2021.
Note 11—Industry or sector risk
The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates, and regulatory and market impacts.
Note 12—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
Note 13—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the potential impact of ASU 2020-04 to the financial statements.
ANNUAL REPORT | JOHN HANCOCK Investors Trust	37

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Investors Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Investors Trust (the "Fund") as of October 31, 2021, the related statements of operations and cash flows for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 8, 2021
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
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Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2021.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2021 Form 1099-DIV in early 2022. This will reflect the tax character of all distributions paid in calendar year 2021.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
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Investment objective, principal investment strategies, and principal risks

Unaudited
Investment Objectives
The Fund’s primary investment objective is to generate income for distribution to its shareholders, with capital appreciation as a secondary objective.
Principal Investment Strategies
The preponderance of the Fund’s assets are invested in a diversified portfolio of debt securities issued by U.S. and non-U.S. corporations and governments, some of which may carry equity features. The Fund emphasizes corporate debt securities which pay interest on a fixed or contingent basis and which may possess certain equity features, such as conversion or exchange rights, warrants for the acquisition of the stock of the same or different issuers, or participations based on revenues, sales or profits.
The Fund may invest up to 70% of its net assets (plus borrowings for investment purposes) in debt securities rated below investment grade, commonly known as “junk bonds.” The Fund also may purchase preferred securities and may acquire common stock through the exercise of conversion or exchange rights acquired in connection with other securities owned by the Fund. The Fund will not acquire any additional preferred securities or common stock if as a result of that acquisition the value of all preferred securities and common stocks in the Fund’s portfolio would exceed 20% of its total assets. Up to 50% of the value of the Fund’s assets may be invested in restricted securities acquired through private placements. The Fund may also purchase mortgage-backed securities.
At least 30% of Fund’s net assets (plus borrowings for investment purposes) will be represented by (a) debt securities which are rated, at the time of acquisition, investment grade (i.e., at least “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB” by Standard & Poor’s Ratings Services (“S&P”)) or in unrated securities determined by the Subadvisor to be of comparable credit quality, (b) securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, and (c) cash or cash equivalents.
The Fund may also invest in derivatives such as foreign currency forward contracts, credit default swaps, futures contracts, options, foreign currency swaps, interest-rate swaps, swaps and reverse repurchase agreements. The fund utilizes a liquidity agreement to increase its assets available for investments and may also seek to obtain additional income or portfolio leverage by making secured loans of its portfolio securities with a value of up to 33 1/3% of its total assets. In addition, the Fund may invest in repurchase agreements. The Fund may also invest up to 20% of its total assets in illiquid securities.
The Advisor may also take into consideration environmental, social, and/or governance (“ESG”) factors, alongside other relevant factors, as part of its investment selection process. The ESG characteristics utilized in the fund’s investment process may change over time and one or more characteristics may not be relevant with respect to all issuers that are eligible fund investments.
Principal Risks
As is the case with all exchange-listed closed-end funds, shares of this fund may trade at a discount or a premium to the fund’s net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested.
The fund’s main risks are listed below in alphabetical order, not in order of importance.
Changing distribution level & return of capital risk. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial tax return of capital. A return of capital is the return of all or a portion of a shareholder’s investment in the fund.
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Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other preexisting political, social, and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
ESG integration risk. The Advisor may consider ESG factors that it deems relevant or additive, along with other material factors and analysis, when selecting investments for the fund. The manager may consider these ESG factors on all or a meaningful portion of the fund’s investments. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. The ESG characteristics utilized in the fund’s investment process may change over time, and different ESG characteristics may be relevant to different investments. Incorporating ESG criteria and investing in instruments that have certain ESG characteristics, as determined by the Advisor, carries the risk that the fund may perform differently, including underperforming, funds that do not utilize ESG criteria or an ESG investment strategy.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payment or repay all or any of the principal borrowed. Changes in a security’s credit qualify may adversely affect fund performance. Additionally, the value of inflation-indexed securities is subject to the effects of changes in market interest rates caused by factors other than inflation (“real interest rates”). Generally, when real interest rates rise, the value of inflation-indexed securities will fall.
Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of
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investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: foreign currency forward contracts, credit default swaps, futures contracts, options, foreign currency swaps, interest-rate swaps, swaps, and reverse repurchase agreements. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk. An event of default or insolvency of the counterparty to a reverse repurchase agreement could result in delays or restrictions with respect to the fund’s ability to dispose of the underlying securities. In addition, a reverse repurchase agreement may be considered a form of leverage and may, therefore, increase fluctuations in the fund’s NAV.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Leveraging risk. Issuing preferred shares or using derivatives may result in a leveraged portfolio. Leveraging long exposures increases a fund’s losses when the value of its investments declines. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The fund also utilizes a Liquidity Agreement to increase its assets available for investment. See “Note 7 — Leverage risk” above.
LIBOR discontinuation risk. The publication of the London Interbank Offered Rate (LIBOR), which many debt securities, derivatives and other financial instruments use as the reference or benchmark rate for interest rate calculations, is expected to be discontinued at the end of 2021. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the fund’s performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
U.S. Government agency obligations risk. U.S. government-sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by congressional appropriations
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and the debt securities that they issue are neither guaranteed nor issued by the U.S. government. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to the debt securities of private issuers. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.
ANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	43

ADDITIONAL INFORMATION

Unaudited
The fund is a diversified, closed-end, management investment company, common shares of which were initially offered to the public in January 1971.
Dividends and distributions
During the year ended October 31, 2021, distributions from net investment income totaling $1.4294 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:
Payment Date	Income Distributions
December 31, 2020	$0.3547
March 31, 2021	0.3209
June 30, 2021	0.3864
September 30, 2021	0.3674
Total	$1.4294
Dividend reinvestment plan
The fund’s Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the fund by Computershare Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the fund after June 30, 2011, and holds at least one full share of the fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.
If the fund declares a dividend or distribution payable either in cash or in common shares of the fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the fund’s net asset value per share (NAV), the fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants’ behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the fund had issued new shares.
There are no brokerage charges with respect to common shares issued directly by the fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.
The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.
Shareholders participating in the Plan may buy additional shares of the fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. The Plan Agent will mail a check (less applicable brokerage
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trading fees) on settlement date. Pursuant to regulatory changes, effective September 5, 2017, the settlement date is changed from three business days after the shares have been sold to two business days after the shares have been sold. If shareholders choose to sell shares through their stockbroker, they will need to request that the Plan Agent electronically transfer those shares to their stockbroker through the Direct Registration System.
Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If shareholders withdraw from the Plan, their shares will be credited to their account; or, if they wish, the Plan Agent will sell their full and fractional shares and send the shareholders the proceeds, less a transaction fee of $5 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.
Shareholders who hold at least one full share of the fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If shareholders wish to participate in the Plan and their shares are held in the name of a brokerage firm, bank or other nominee, shareholders should contact their nominee to see if it will participate in the Plan. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they will need to request that their shares be re-registered in their own name, or they will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by shareholders as representing the total amount registered in their name and held for their account by their nominee.
Experience under the Plan may indicate that changes are desirable. Accordingly, the fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the fund.
Effective November 1, 2013, the Plan was revised to provide that Computershare Trust Company, N.A. no longer provides mail loss insurance coverage when shareholders mail their certificates to the fund’s administrator.
All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below, or by calling 800-852-0218, 201-680-6578 (For International Telephone Inquiries) and 800-952-9245 (For the Hearing Impaired (TDD)).
Shareholder communication and assistance
If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:
Regular Mail:
Computershare
P.O. Box 505000
Louisville, KY 40233
Registered or Overnight Mail:
Computershare
462 South 4th Street, Suite 1600
Louisville, KY 40202
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If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.
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EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investors Trust (the fund) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Manulife Investment Management (US) LLC (the Subadvisor). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 22-24, 2021 videoconference1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the videoconference meeting held on May 25-26, 2021. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At videoconference meetings held on June 22-24, 2021, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the fund under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the fund and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and other pertinent information, such as the market premium and discount information, and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

1On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held via videoconference in reliance on the Order. This exemptive order supersedes, in part, a similar earlier exemptive order issued by the SEC.
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Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the fund and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the fund’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments.. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risk with respect to all funds.
The Board also considered the differences between the Advisor’s services to the fund and the services it provides to other clients that are not closed-end funds, including, for example, the differences in services related to the regulatory and legal obligations of closed-end funds
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the fund and of the other funds in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the fund’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
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(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the fund’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the fund and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data;
(d)	took into account the Advisor’s analysis of the fund’s performance; and
(e)	considered the fund’s share performance and premium/discount information.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that, based on its net asset value, the fund outperformed its benchmark index for the three-, five- and ten-year periods ended December 31, 2020 and underperformed for the one-year period. The Board also noted that the fund outperformed its peer group median for the one-, three- and five-year periods and underperformed its peer group median for the ten-year period ended December 31, 2020. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the three-, five- and ten-year periods and peer group median for the one-, three- and five-year periods. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.
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The Board also took into account the impact of leverage on fund expenses. The Board took into account the management fee structure, including that management fees for the fund were based on the fund’s total managed assets, which are attributable to common stock and borrowings. The Board noted that net management fees and total expenses for the fund are lower than the peer group median.
The Board took into account management’s discussion of the fund’s expenses. The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the fund, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(f)	noted that the fund’s Subadvisor is an affiliate of the Advisor;
(g)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(h)	noted that the subadvisory fees for the fund are paid by the Advisor;
(i)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.
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Economies of scale. In considering the extent to which the fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of the fund shareholders, the Board noted that the fund has a limited ability to increase its assets as a closed-end fund. The Board took into account management’s discussions of the current advisory fee structure, and, as noted above, the services the Advisor provides in performing its functions under the Advisory Agreement and in supervising the Subadvisor.
The Board also considered potential economies of scale that may be realized by the fund as part of the John Hancock Fund Complex. Among them, the Board noted that the Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. The Board reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure. The Board also considered the Advisor’s overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the fund. The Board determined that the management fee structure for the fund was reasonable.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the fund (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the fund’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of
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orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays subadvisory fees to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fee paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group median and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the fund’s performance, based on net asset value, has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index;
(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
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Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	191
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
Charles L. Bardelis,[2] Born: 1941	2012	191
Trustee
Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).
James R. Boyle, Born: 1959	2015	191
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2012	191
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham, Born: 1944	2005	191
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2012	191
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
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Independent Trustees (continued)
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2008	191
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	2005	191
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	191
Trustee
Board Member, Oatly Group AB (plant-based drink company) (since 2021): Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2008	191
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

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Non-Independent Trustees[3]
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	191
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	191
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
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Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
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More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
* Member of the Audit Committee
† Non-Independent Trustee
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
John F. Addeo, CFA
Jeffrey N. Given, CFA
Dennis F. McCafferty, CFA
Distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
Computershare Shareowner Services, LLC
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP
Stock symbol
Listed New York Stock Exchange: JHI

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.
The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.
You can also contact us:
800-852-0218	Regular mail:	Express mail:
jhinvestments.com	Computershare P.O.Box 505000 Louisville, KY 40233	Computershare 462 South 4th Street, Suite 1600 Louisville, KY 40202
ANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	57

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Tax-Free Income
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Opportunistic Fixed Income
Short Duration Bond
Short Duration Credit Opportunities
Strategic Income Opportunities
Tax-Free Bond
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Retirement Income 2040
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management LLC, 200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
MF1901688	P5A 10/21
12/2021

ITEM 2. CODE OF ETHICS.

As of the end of the year, October 31, 2021, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Covered Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees for John Hancock Investors Trust billed for professional services rendered by the principal accountant(s) for the audit of the registrant's annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $51,376 for the fiscal year ended October 31, 2021 and $50,115 for the fiscal year ended October 31, 2020. These fees were billed to the registrant and were approved by the registrant's audit committee.

(b) Audit-Related Services

The aggregate fees for John Hancock Investors Trust Fund for audit-related fees amounted to $3,912 for the fiscal year ended October 31, 2021 and $3,713 for the fiscal year ended October 31, 2020. These fees were billed to the registrant or to the registrant's investment adviser (not including any sub- adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates"). The nature of the services provided were related to regulatory filings.

(c) Tax Fees

The aggregate fees for John Hancock Investors Trust billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning ("tax fees") amounted to $3,914 for the fiscal year ended October 31, 2021 and $3,837 for the fiscal year ended October 31, 2020. The nature of the services comprising the tax fees was the review of the registrant's tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee.

(d) All Other Fees

All other fees for John Hancock Investors Trust billed to the registrant or control affiliates for products and services provided by the principal accountant were $271 for the fiscal year ended October 31, 2021 and $89 for the fiscal year ended October 31, 2020. The nature of the services comprising all other fees is advisory services provided to the investment manager. These fees were approved by the registrant's audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the "Auditor") relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)According to the registrant's principal accountant, for the fiscal year ended October 31, 2021, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g)The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $1,211,415 for the fiscal year ended October 31, 2021 and $1,304,206 for the fiscal year ended October 31, 2020.

(h)The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman

Charles L. Bardelis

Frances G Rathke

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Not applicable.

(b)Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit - Proxy Voting Policies and Procedures.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the portfolio managers

Management Biographies

Below is a list of the Manulife Investment Management (US) LLC ("Manulife IM (US)") portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years.

The information provided is as of the filing date of this N-CSR.

John F. Addeo, CFA

Managing Director and Portfolio Manager

Manulife Investment Management (US) LLC since 2012

Investment Officer, Portfolio Manager/Analyst, High Yield Bond Group,

MFS Investment Management (1998–2012)

Began business career in 1984

Managed the Fund since 2013

Jeffrey N. Given, CFA

Senior Managing Director and Senior Portfolio Manager Manulife Investment Management (US) LLC since 2012

Managing Director, Manulife Investment Management (US) LLC (2005–2012) Second Vice President, John Hancock Investment Management LLC (1993–2005) Began business career in 1993

Managed the Fund since 1999

Dennis F. McCafferty, CFA

Managing Director and Portfolio Manager

Manulife Investment Management (US) LLC since 2009

Investment Analyst, Manulife Investment Management (US) LLC (2008–2009)

Principal and Senior Analyst, Pardus Capital Management (2005–2008)

Began business career in 1995

Managed the Fund since 2013

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2021. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

	Registered Investment		Other Pooled		Other Accounts
	Companies		Investment Vehicles

	Number	Total	Number	Total	Number	Total
	of	Assets	of	Assets	of	Assets
	Accounts	$Million	Accounts	$Million	Accounts	$Million
John F. Addeo,	2	1,620	5	778	3	308
CFA

	Registered Investment		Other Pooled
	Companies		Investment Vehicles		Other Accounts

	Number	Total	Number	Total	Number	Total
	of	Assets	of	Assets	of	Assets
	Accounts	$Million	Accounts	$Million	Accounts	$Million
Jeffrey N.	19	46,354	31	5,649	20	14,303
Given, CFA

Dennis F.	1	1,466	8	4,094	0	0
McCafferty,
CFA

Number and value of accounts within the total accounts that are subject to a performance-based advisory fee: 0.

Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the Fund as well as one or more other accounts. The Advisor and Subadvisor have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Advisor and Subadvisor have structured their compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

•A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Subadvisor has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

•A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadvisor generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Subadvisor will place the order in a manner intended to result in as favorable a price as possible for such client.

•A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Subadvisor receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation. See "Compensation of Portfolio Managers" below. Neither the Advisor nor the Subadvisor receives a performance-based fee with respect to any of the accounts managed by the portfolio managers.

•A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Subadvisor imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

•If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, the Subadvisor seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. The Subadvisor has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Subadvisor, the structure of compensation of investment professionals is currently composed of the following basic components: base salary and short- and long-term incentives. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Funds.

•Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Subadvisor seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

•Incentives. Only investment professionals are eligible to participate in the short-and long-term incentive plan. Under the plan, investment professionals are eligible for an annual cash award. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Subadvisor and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. Payout of a portion of this bonus may be deferred for up to five years. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

•Investment Performance: The investment performance of all accounts managed by the investment professional over one, three and five-year periods are considered. With respect to fixed income accounts, relative yields are also used to measure performance. The pre-tax performance of each account is measured relative to an appropriate benchmark and universe as identified in the table below.

•Financial Performance: The profitability of the Subadvisor and its parent company are also considered in determining bonus awards.

•Non-Investment Performance: To a lesser extent, intangible contributions, including the investment professional's support of client service and sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are also evaluated when determining bonus awards.

•In addition to the above, compensation may also include a revenue component for an investment team derived from a number of factors including, but not limited to, client assets under management, investment performance, and firm metrics.

•Manulife Equity Awards. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitled to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional's employment is terminated prior to a vesting date.

•Deferred Incentives. Investment professionals may receive deferred incentives which are fully invested in strategies managed by the team/individuals as well as other Manulife Asset Management strategies.

The Subadvisor also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary.

Share Ownership by Portfolio Managers. The following table indicates as of October 31, 2021, the value of shares beneficially owned by the portfolio managers in the Fund.

Range of Beneficial
Ownership in the
Portfolio Manager	Fund

John F. Addeo, CFA	$100,001-$500,000

Jeffrey N. Given, CFA	$1-10,000

Dennis F. McCafferty, CFA	$100,001-$500,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)  Not applicable.

(b)

REGISTRANT PURCHASES OF EQUITY SECURITIES

		Average	Total number of	Maximum number of
	Total number of		shares purchased as	shares that may yet
		price per	part of publicly	be purchased under
Period	shares purchased	share	announced plans*	the plans*
Nov-20	-	-	-	870,703
Dec-20	-	-	-	870,703
Jan-21	-	-	-	870,703
Feb-21	-	-	-	870,703
Mar-21	-	-	-	870,703
Apr-21	-	-	-	870,703
May-21	-	-	-	870,703
Jun-21	-	-	-	870,703
Jul-21	-	-	-	870,703
Aug-21	-	-	-	870,703
Sep-21	-	-	-	870,703
Oct-21	-	-	-	870,703
Total	-	-	-

*On December 10, 2015, the Board of Trustees approved a share repurchase plan, which is subsequently reviewed by the Board of Trustees each year in December. Under the current share repurchase plan, the Fund may purchase in the open market, up to 10% of its outstanding common shares as of December 31, 2020. The current share repurchase plan will remain in  effect between January 1, 2021 to December 31, 2021.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a)The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund did not participate directly in securities lending activities. See Note 8 to financial statements in Item 1.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock – Nominating and Governance Committee Charter".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Investors Trust

By:

/s/ Andrew Arnott

Andrew Arnott

President

Date: December 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Andrew Arnott

Andrew Arnott

President

Date: December 8, 2021

By:

/s/ Charles A. Rizzo

Charles A. Rizzo

Chief Financial Officer

Date: December 8, 2021